Exhibit 10.2

WAIVER

This waiver (this “Waiver”) is made as of September 17, 2013, by and between Prospect Global Resources, Inc., a Nevada corporation (“Prospect”), and Apollo Commodities Management, L.P., a Delaware limited partnership with respect to Series I (“Apollo”), with respect to the following facts:

RECITALS

WHEREAS, Prospect and Apollo entered into that certain Promissory Note dated March 7, 2013, as amended by that certain Amendment to Promissory Note dated as of April 15, 2013 (collectively, the “Note”);

WHEREAS, Prospect is required to make certain prepayments under Section 1(c) of the Note; and

WHEREAS, Apollo has agreed to waive its right to prepayment under Section 1(c) of the Note that would arise in connection with a Financing (as defined in the Note) resulting from  the exercise of Prospect’s warrants issued in June 2013, in an amount up to $2,000,000 (the “Subject Financing”), on the terms and conditions set forth in this Waiver.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.     Waiver.  Apollo hereby waives its right to prepayment under Section 1(c) of the Note only and exclusively to the extent arising as a result of the Subject Financing.

2.     Condition Effectiveness. The effectiveness of this Waiver is hereby conditioned upon The Karlsson Group, Inc., an Arizona corporation (“KG”), executing and delivering to Prospect a waiver in substantially the same form as this Waiver, whereby KG waives its right to prepayment under Section 3.2(c) of that certain Senior First Priority Secured Promissory Note dated August 1, 2012, by and between Prospect Global Resources, Inc., a Delaware corporation, and KG, as amended by that certain Amendment to Senior First Priority Secured Promissory Note dated as of April 15, 2013, that certain Second Amendment to Senior First Priority Secured Promissory Note dated as of June 26, 2013, that certain Third Amendment to Senior First Priority Secured Promissory Note dated as of September 6, 2013, and that certain Fourth Amendment to Senior First Priority Secured Promissory Note dated as of September 13, 2013.

3.     Miscellaneous.

a.     No Other Waiver. Except as expressly waived in this Waiver, all provisions of the Note are and shall remain unchanged and shall continue in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Note.

b.     Successors and Assigns.  This Waiver shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

c.     Counterparts.  This Waiver may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

d.     Governing Law.  This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

e.     Waiver of Jury Trial.  Each of the parties hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding arising out of or relating to this Waiver.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

Prospect Global Resources, Inc.

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

Apollo Commodities Management, L.P. with respect to Series I

By:	Apollo Commodities Management
GP, LLC, its general partner

By:	/s/ Laura D. Medley
Name:	Laurie D. Medley
Title:	Vice President

WAIVER

This waiver (this “Waiver”) is made as of September 17, 2013, by and between Prospect Global Resources, Inc., a Nevada corporation (“Prospect”), and Apollo Management VII, L.P., a Delaware limited partnership (“Apollo”), with respect to the following facts:

RECITALS

WHEREAS, Prospect and Apollo entered into that certain Promissory Note dated March 7, 2013, as amended by that certain Amendment to Promissory Note dated as of April 15, 2013 (collectively, the “Note”);

WHEREAS, Prospect is required to make certain prepayments under Section 1(c) of the Note; and

WHEREAS, Apollo has agreed to waive its right to prepayment under Section 1(c) of the Note that would arise in connection with a Financing (as defined in the Note) resulting from  the exercise of Prospect’s warrants issued in June 2013, in an amount up to $2,000,000 (the “Subject Financing”), on the terms and conditions set forth in this Waiver.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

4.     Waiver.  Apollo hereby waives its right to prepayment under Section 1(c) of the Note only and exclusively to the extent arising as a result of the Subject Financing.

5.     Condition Effectiveness. The effectiveness of this Waiver is hereby conditioned upon The Karlsson Group, Inc., an Arizona corporation (“KG”), executing and delivering to Prospect a waiver in substantially the same form as this Waiver, whereby KG waives its right to prepayment under Section 3.2(c) of that certain Senior First Priority Secured Promissory Note dated August 1, 2012, by and between Prospect Global Resources, Inc., a Delaware corporation, and KG, as amended by that certain Amendment to Senior First Priority Secured Promissory Note dated as of April 15, 2013, that certain Second Amendment to Senior First Priority Secured Promissory Note dated as of June 26, 2013, that certain Third Amendment to Senior First Priority Secured Promissory Note dated as of September 6, 2013, and that certain Fourth Amendment to Senior First Priority Secured Promissory Note dated as of September 13, 2013.

6.     Miscellaneous.

f.     No Other Waiver. Except as expressly waived in this Waiver, all provisions of the Note are and shall remain unchanged and shall continue in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Note.

g.     Successors and Assigns.  This Waiver shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

h.     Counterparts.  This Waiver may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

i.      Governing Law.  This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

j.      Waiver of Jury Trial.  Each of the parties hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding arising out of or relating to this Waiver.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

Prospect Global Resources, Inc.

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

Apollo Management VII, L.P.

By:	AIF VII Management, LLC,
its General Partner

By:	/s/ Laura D. Medley
Name:	Laurie D. Medley
Title:	Vice President